ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:               March 1, 2000 - March 31, 2000
                                 ------------------------------

SETTLEMENT DATE:                    17-Apr-00
                                 --------------

A.    SERIES INFORMATION

      ADVANTA LEASING RECEIVABLES CORP. IV AND
      ADVANTA LEASING RECEIVABLES CORP. V
      EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
      SERIES 1998-1

I.    SERIES INFORMATION  INCLUDING PLEDGED PROPERTY CONVEYED

      (a.)     Beginning Aggregate Contract Principal Balance  ("ACPB") .........                                   $ 180,171,944.11
                                                               -                                                    ----------------
      (b.)     Contract Principal Balance of all Collections allocable to
               Contracts ........................................................                 $ 10,236,563.07
                                                                                                  ---------------
      (c.)     Contract Principal Balance of Charged-Off Contracts ..............                 $    704,824.31
                                                                                                  ---------------
      (d.)     Total decline in Principal Balance ...............................                                   $  10,941,387.38
                                                                                                                    ----------------


      (e.)     Ending Aggregate Contract Principal Balance of all Contracts as
               of this Settlement Date ..........................................                                   $ 169,230,556.73
                                                                                                                    ----------------

               BALANCES ON THIS SETTLEMENT DATE AFTER PAYMENT ON THE RELATED
               PAYMENT DATE
      (f.)     Class A Principal Balance as of this Settlement Date .............                                   $ 149,464,306.54
                                                                                                                    ----------------
               (Class A Note Factor) ............................................     0.4512811
                                                                                      ---------
      (g1.)    Class A-1 Principal Balance.(Note Factor) ........................     0.0000000          -
                                                                                      ---------   ---------------
      (g2.)    Class A-2 Principal Balance.(Note Factor) ........................     0.4224437   $ 80,264,306.54
                                                                                      ---------   ---------------
      (g3.)    Class A-3 Principal Balance.(Note Factor) ........................     1.0000000   $ 23,300,000.00
                                                                                      ---------   ---------------
      (g4.)    Class A-4 Principal Balance.(Note Factor) ........................     1.0000000   $ 45,900,000.00
                                                                                      ---------   ---------------
      (h.)     Class B Principal Balance as of this Settlement Date .............                                   $   8,546,361.83
                                                                                                                    ----------------
               (Class B Note Factor) ............................................     0.4512811
                                                                                      ---------
      (i.)     Class C Principal Balance as of this Settlement Date .............                                   $   1,694,877.72
                                                                                                                    ----------------
               (Class C Note Factor) ............................................     0.1718594
                                                                                      ---------
      (l.)     Class D Principal Balance as of this Settlement Date .............                                   $   9,525,010.64
                                                                                                                    ----------------
               (Class D Note Factor) ............................................     0.6349878
                                                                                      ---------

II.   COMPLIANCE RATIOS

      (a.)     Aggregate Contract Balance Remaining ("CBR") of all Contracts as
               of the related Calculation Date ..................................                                   $ 183,790,992.50
                                                                                                                    ----------------
      (b1.)    % of CBR 31 days or more delinquent as of the related Calculation
               Date .............................................................                                         8.08%
                                                                                                                    ----------------
      (b2.)    Preceeding Month %:                Feb-00 ........................                                         8.90%
                                                  ------                                                            ----------------
      (b3.)    2nd Preceeding Month %:            Jan-00 ........................                                         8.94%
                                                  ------                                                            ----------------
      (b4.)    Three month rolling average % of CBR 31 days or more delinquent ..                                         8.64%
                                                                                                                    ----------------

      (c.)     Does the three month rolling average % of CBR which are 31 days
               or more delinquent exceed 10.5% ?   Y or N  ......................                                          NO
                                                                                                                    ----------------

               (Amortization Period Only)
      (d)      Cumulative Net Loss Percentage as of the related Collection Period                                         2.18%
                                                                                                                    ----------------
               Does the Cumulative Net Loss Percentage exceed
      (d1.)    4.0% from the Beginning Period to and including 12th Collection
               Period? Y or N ...................................................                                         N/A
                                                                                                                    ----------------
      (d2.)    5.5% from 13th Collection Period to and including 24th Collection
               Period? Y or N ...................................................                                          NO
                                                                                                                    ----------------
      (d3.)    7.0% from 25th Collection Period and thereafter? Y or N ..........                                         N/A
               (If Yes to e1 or e2 or e3, then a Residual Event occurs)
                                                                                                                    ----------------

      (e1.)    Residual Realization for the related Collection Period > 100%
               (YES/NO) .........................................................                                         YES
                                                                                                                    ----------------
      (e2.)    Preceeding Month:                  Feb-00 > 100% (YES/NO) ........                                         YES
                                                  ------                                                            ----------------
      (e3.)    2nd Preceeding Month:              Jan-00 > 100% (YES/NO) ........                                         YES
                                                  ------                                                            ----------------
      (e4.)    Three month rolling average Residual Realization Ratio > 100%
               (YES/NO) .........................................................                                         YES
               (If less than 100%, then a Residual Event Occurs)                                                    ----------------



III.  FLOW OF FUNDS
               The amount of available funds on deposit in the Series 1998-1
               Facility Account .................................................                                   $  13,203,153.87
                                                                                                                    ----------------

           (1) On the Payment Date which is also the Amortization Date and each Payment Date thereafter

      (a.)     To the Servicer, Unrecoverable Servicer Advances .................                                         405,040.95
                                                                                                                    ----------------
      (b.)     To the Servicer, if ABS is not the Servicer, Servicing Fee and
               Ancillary Servicing Income, if any
                                                                                                                    ----------------
               To Series 1998-1 Noteholders:
      (c.)     To Class A, the total Class A Note Interest and Class A Overdue
               Interest for the related period ..................................                                   $     780,025.33
                                                                                                                    ----------------
                                 Interest on Class A-1 Notes ....................                 $             -
                                                                                                  --------------
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
                                 Interest on Class A-2 Notes ....................                 $    436,149.50
                                                                                                  ---------------
                                 Interest on Class A-3 Notes ....................                 $    115,140.83
                                                                                                  ---------------
                                 Interest on Class A-4 Notes ....................                 $    228,735.00
                                                                                                  ---------------
      (d.)     Interest on Class B Notes for the related period .................                                   $      46,252.82
                                                                                                                    ----------------
      (e.)     Interest on Class C Notes for the related period .................                                   $      13,089.71
                                                                                                                    ----------------

      (f.)     To Series 1998-1 Noteholders:
               To Class A, the total Principal Payment and Class A Overdue
               Principal, if any ................................................                                       9,663,425.50
                                                                                                                    ----------------
                                 Principal Payment to Class A-1 Noteholders .....                       N/A
                                                                                                  ---------------
                                 Principal Payment to Class A-2 Noteholders .....                 $  9,663,425.50
                                                                                                  ---------------
                                 Principal Payment to Class A-3 Noteholders .....                       N/A
                                                                                                  ---------------
                                 Principal Payment to Class A-4 Noteholders .....                       N/A
                                                                                                  ---------------
               To Class B for Principal Payment and Overdue Principal, if any ...                                         552,554.20
                                                                                                                    ----------------
               To Class C for Principal Payment and Overdue Principal, if any ...                                         725,407.68
                                                                                                                    ----------------

      (g)      Overdue Principal (included in the Principal Payments per above, if any):
               To Class A, total for Overdue Principal ..........................                       N/A
                                                                                                  ---------------
                                 Overdue Principal to Class A-1 .................        N/A
                                                                                      ---------
                                 Overdue Principal to Class A-2 .................        N/A
                                                                                      ---------
                                 Overdue Principal to Class A-3 .................        N/A
                                                                                      ---------
                                 Overdue Principal to Class A-4 .................        N/A
                                                                                      ---------
               To Class B for Overdue Principal .................................                       N/A
                                                                                                  ---------------
               To Class C for Overdue Principal .................................                       N/A
                                                                                                  ---------------

      (h1.)    Until the Reserve Account Funding Date:
               To the Reserve Account, the amount equal to the Servicing Fee
               otherwise payable to ABS .........................................                                         N/A
                                                                                                                    ----------------

      (h2.)    After the Reserve Account Funding Date:
               To the Servicer, ABS, the Servicing Fee plus Ancillary Servicing
               Income, if any ...................................................                                         150,143.29
                                                                                                                    ----------------

      (i.)     To the Reserve Account, the amount needed to increase the amount on deposit in the Reserve Account to the Required Reserve Amount
               for such Payment Date ............................................                                         N/A
                                                                                                                    ----------------
      (j.)     Upon the occurrence of a Residual Event            the lesser of:
      (j1.)    (A) the Available Funds remaining on deposit in the Facility
                   Account and ..................................................                       N/A
                                                                                                  ---------------
      (j2.)    (B) the aggregate amount of Residual Receipts included in
                   Available Funds ..............................................                       N/A
                                                                                                  ---------------
      (j3.)    To be deposited to the Residual Account ..........................                                         N/A
                                                                                                                    ----------------
      (k.)     To Class D Noteholders for Principal Payment .....................                                               -
                                                                                                                    ----------------
      (l.)     To Class D Noteholders for Overdue Principal, if any .............                                        N/A
                                                                                                                    ----------------

           (3) To ABS, the Servicing Fee previously due, but deposited to the
               Reserve Account ..................................................                                   $           -
                                                                                                                    ----------------

           (4) To the Series Obligors, as holders of the Residual Interest, any
               Available Funds remaining on deposit in the Facility Account .....                                   $     867,214.39
                                                                                                                    ----------------

IV.   SERVICER ADVANCES

      (a.)     Aggregate amount of Servicer Advances at the beginning of the
               related Collection Period ........................................                                       3,647,174.16
                                                                                                                    ----------------
      (b.)     Servicer Advances reimbursed during the related Collection Period                                           98,394.37
                                                                                                                    ----------------
      (c.)     Amount of unreimbursed Servicer Advances to be reimbursed on the
               Settlement Date ..................................................                                         405,040.95
                                                                                                                    ----------------
      (d.)     Servicer Advances made during the related Collection Period
                                                                                                                    ----------------
      (e.)     Aggregate amount of Servicer Advances at the end of the Collection
               Period ...........................................................                                   $   3,143,738.84
                                                                                                                    ----------------

V.    RESERVE ACCOUNT
      (a.)     Amount on deposit at the beginning of the related Collection
               Period ...........................................................                                   $   5,546,025.34
                                                                                                                    ----------------
      (b.)     Amounts used to cover shortfalls, if any,  for the related
               Collection Period ................................................                                   $           -
                                                                                                                    ----------------
      (c.)     Amounts transferred from the Facility Account, if applicable .....                                   $           -
                                                                                                                    ----------------
      (d.)     Interest earned on Reserve Balance ...............................                                   $      26,487.10
                                                                                                                    ----------------
      (e.)     Reserve Account Ending Balance before calculating Required Reserve
               Amount ...........................................................                                   $   5,572,512.44
                                                                                                                    ----------------

      (f.)     Required Reserve Amount needed as of the related Collection Period                                   $           -
                                                                                                                    ----------------

      (g1.)    If (f) is greater than (e), then amount of shortfall .............                                               0.00
                                                                                                                    ----------------
      (g2.)    If (e) is greater than (f), then excess amount to be transferred
               to the Series Obligors ...........................................                                       5,572,512.44
                                                                                                                    ----------------

      (h.)     Amounts on deposit as of this Settlement Date (e minus g2) .......                                   $           -
                                                                                                                    ----------------


VI.   RESIDUAL ACCOUNT
      (a.)     Amount on deposit at the beginning of the related Collection
               Period ...........................................................                                               0.00
                                                                                                                    ----------------
      (b.)     Amounts transferred from the Facility Account.....................                                               0.00
                                                                                                                    ----------------
      (c.)     Amounts used to cover shortfalls for the related Collection Period                                               0.00
                                                                                                                    ----------------
      (d.)     Amount on deposit as of this Settlement Date .....................                                               0.00
                                                                                                                    ----------------

VII.  ADDITIONAL PROPERTY FUNDING ACCOUNT
      (a.)     Amount on deposit at the beginning of the related Collection
               Period ...........................................................                                               0.00
                                                                                                                    ----------------
      (b.)     Amounts transferred from the Facility Account ....................                                               0.00
                                                                                                                    ----------------


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
      (c.)     Amounts transferred to the Series Obligors .......................                                               0.00
                                                                                                                    ----------------
      (d.)     Amount on deposit as of this Settlement Date .....................                                               0.00
                                                                                                                    ----------------


VIII. ADVANCE PAYMENTS
      (a.)     Beginning aggregate Advance Payments .............................                                   $   2,384,465.43
                                                                                                                    ----------------
      (b.)     Amount of Advance Payments collected during the related Collection
               Period ...........................................................                                   $   1,742,716.33
                                                                                                                    ----------------
      (c.)     Investment earnings for the related Collection Period ............                                   $      14,581.11
                                                                                                                    ----------------
      (d.)     Amount of Advance Payments withdrawn for deposit into Facility
               Account ..........................................................                                       1,829,998.80
                                                                                                                    ----------------
      (e.)     Ending aggregate Advance Payments ................................                                   $   2,311,764.07
                                                                                                                    ----------------


       ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

       BY:     /s/ John Paris
          ----------------------------

       TITLE:  SR VP
             -------------------------

       DATE:   04/12/00
            --------------------------




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